UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                             -----------------------

                Date of Report (Date of earliest event reported):
                                November 19, 2002


                            MARATHON OIL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



           Delaware                          1-5153                     25-0996816
     --------------------          -------------------------     ---------------------
(State or Other Jurisdiction of    (Commission File Number)        (IRS Employer
        Incorporation)                                           Identification Number)


                  5555 San Felipe Road, Houston, TX 77056-2723
                 -----------------------------------------------
                    (Address of Principal Executive Offices)

                                 (713) 629-6600
                         ------------------------------
              (Registrant's telephone number, including area code)

ITEM 5.  Other Events

              Marathon Oil Corporation is revising the fees and commissions under its Dividend Reinvestment and Direct Stock Purchase Plan. Attached as Exhibit 99.1 is a copy of a letter to participants describing these revisions, which exhibit is incorporated by reference herein.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits

             99.1 Letter to Participants in Marathon Oil Corporation's Dividend Reinvestment and Direct Stock Purchase Plan.

                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         MARATHON OIL CORPORATION


By:      /s/ A. G. Adkins
         -----------------------------
         A. G. Adkins
         Vice President - Accounting and Controller



Dated:  November 19, 2002